SECURED
                                 PROMISSORY NOTE



$500,000                                                       January ___, 1999


     FOR VALUE RECEIVED, the undersigned, The Network Connection, Inc., a Georgia corporation (the "Maker"), hereby promises to pay to the order of Interactive Flight Technologies, Inc., a Delaware corporation, its successors and assigns (the "Payee"), the principal sum of Five Hundred Thousand Dollars ($500,000), together with interest on the outstanding principal balance thereof accrued from the date hereof: (a) at the fixed rate of 9.5% per annum in respect of all periods during which no Event of Default (as such term is hereinafter defined) is continuing; and (b) at the fixed rate of 12.5% in respect of all periods during which any Event of Default is continuing. All payments of principal and/or interest shall be paid in lawful money of the United States of America in immediately available funds to an account designated by Payee.

     1. Funding.

     Payee shall fund $350,000 on the date hereof and $150,000 on February 15, 1999 by wire transfer of immediately available funds to an account specified by Maker. Notwithstanding the foregoing, Payee may, in its sole discretion, fund the second payment of $150,000 prior to February 15, 1999.

     2. Payments of Principal and Interest.

     (a) The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on the earlier of
(i) May 15, 1999, or (ii) the date of closing of a merger transaction or other combination of Maker and Payee (the "Maturity Date").

     (b) Interest on the outstanding principal balance of this Note shall be payable on the Maturity Date together with repayment of the principal balance.

     (c) In the event that any scheduled payment date hereunder is a day on which banks in the State of Georgia are required or authorized to be closed, then the payment that would be due on such day shall instead be due and payable on the next day which is not such a non-banking day, with additional interest for such delay at the rate then in effect hereunder.


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     3. Prepayment.

     Maker shall have the right to prepay, without penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with interest on the principal amount prepaid accrued to the date of prepayment. Any and all principal prepayments hereunder shall be applied first to accrued and unpaid interest, then to reduce the outstanding principal balance, and lastly to any prepayment or other penalty or charge.

     4. Collateral Security.

     To secure the prompt payment and performance of Maker's obligations hereunder, Maker has executed and delivered to Payee a Security Agreement of even date herewith (the "Security Agreement") pursuant to which Maker has granted to Payee a first priority lien on and security interest in Maker's Accounts (as defined in the Security Agreement).

     5. Warrants.

     To induce Payee to advance the principal balance hereof, Maker has delivered to Payee warrants (the "Warrants") which upon exercise entitle the Payee to acquire 100,000 shares of the Common Stock, $.001 par value, of Maker (the "Common Stock"), which Warrants will be exercisable at an exercise price equal to 110% of the closing sale price, as reported on The Nasdaq Stock Market, for a share of the Common Stock on the date of this Note.

     6. Events of Default.

     The occurrence of any of the following events or circumstances shall be an "Event of Default" hereunder:

     (a) Any failure by the Maker to pay when due all or any principal or interest or other payment hereunder; or

     (b) Maker uses any of the proceeds hereof to repay indebtedness for borrowed money existing on the date hereof; or

     (c) If the Maker (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty
(60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged



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within sixty (60) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

     (d) Any failure by the Maker to perform or observe any other agreement, covenant, term or condition contained in this Note, the Security Agreement, or in any other agreement between the Maker and the Payee, and the continuance of such failure or non-performance for ten (10) days; or

     (e) If a final judgment in an amount in excess of $150,000 is rendered against the Maker which is not, within sixty (60) days after the entry thereof, discharged or the execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged; or

     (f) Any default with respect to any indebtedness or liabilities of the Maker in an amount in excess of $150,000 if the effect of such default is to permit the holder to accelerate the maturity of any such indebtedness or liabilities or to cause such indebtedness or liabilities to become due prior to the stated maturity thereof; or

     (g) The occurrence of any levy upon or seizure or attachment of any property of the Maker having an aggregate fair value in excess of $150,000, which levy, seizure or attachment shall not be set aside, bonded or discharged within sixty (60) days after the date thereof; or

     (h) (i) the payment of any dividends or distributions by the Maker in respect of its Common Stock, (ii) the redemption by the Maker of any capital stock or other equity interests in the Maker, other than in accordance with the terms of any series of preferred stock of Maker which is authorized and of which shares are outstanding on the date of this Note, or in connection with any other transaction which is not on terms at least as favorable as those which could be obtained at that time in an arms'-length transaction with an unaffiliated third person, (iv) any sale of all or substantially all of the assets of the Maker in a single transaction or series of related transactions, (v) any merger or consolidation to which the Maker is a party, other than with a wholly-owned subsidiary of the Maker, (vi) any transfer of or change in ownership interest in the Maker, approved by the Board of Directors of Maker, which represents more than 50% of the securities of Maker which entitle the holders thereof generally to vote for the election of directors of Maker, or (vii) any change in the senior management of the Maker; or

     (i) Any failure by the Maker to maintain insurance on its assets and properties of types and in amounts which are customary for businesses or individuals similarly situated; or

     (j) Any liquidation, dissolution or winding up of the Maker or its business.


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     7. Remedies on Default.

     If any Event of Default shall occur and be continuing, Payee, or any other holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 6(c) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies at law or in equity for the collection of such principal and interest, including but not limited to the exercise of all rights and remedies against the Maker and the remedies provided in the Security Agreement.

     8. Certain Waivers.

     Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Note shall be payable without relief under any applicable valuation and appraisement laws. The Maker hereby expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

     9. Waivers and Amendments.

     Neither any provision of this Note nor any performance hereunder may be amended or waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


     10. Cumulative Remedies.

     No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

     11. Waivers; Course of Dealing.

     No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.


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     12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

     This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York. The Maker hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of Delaware in connection with any claim, action or proceeding relating to or for the collection or enforcement of this Note, and hereby waives any defense of forum non conveniens or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE MAKER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO OR FOR THE COLLECTION OR ENFORCEMENT OF THIS NOTE.

     13. Collection Costs.

     In the event that the Payee shall, after the occurrence of an Event of Default, turn this Note over to an attorney for collection, the Maker shall further be liable for and shall pay to the Payee all collection costs and expenses incurred by the Payee, including reasonable attorneys' fees and expenses; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

     14. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, sent by telecopy with confirmation back of delivery, sent by nationally recognized, overnight courier service, or sent by registered or certified mail, postage prepaid, as follows:

                      If to the Holder:

                      Morris C. Aaron
                      Chief Financial Officer
                      Interactive Flight Technologies, Inc.
                      4041 North Central Avenue
                      Suite 2000
                      Phoenix, AZ  85012
                      Telecopy No.:  (602) 200-0562
                      Telephone No.:  (602) 200-8900

                      with a copy to:

                      Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                      1735 Market Street
                      Philadelphia, PA  19103
                      Attention:  Jeffrey O. Greenfield
                      Telecopy No.:  (215) 994-1111
                      Telephone No.:  (215) 994-1278


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                      If to the Company:

                      The Network Connection, Inc.
                      1324 Union Hill Road
                      Alpharetta, GA 30201
                      Attention:  Wilbur Riner, Sr., Chairman
                      Telephone No.:  (770) 751-0889
                      Telecopy No.:   (770) 751-1884

                      with a copy to:

                      Nixon, Hargrave, Devans & Doyle, LLP
                      437 Madison Avenue
                      New York, NY 10022-7001
                      Attention: Peter W. Rothberg, Esquire
                      Telephone No.: (212) 940-3106
                      Telecopy No.: (212) 940-3111


Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be effective on the earlier of (i) the date of delivery to the addressee, (ii) the date of delivery by facsimile (if delivered before 4:45 p.m. Eastern Standard Time, or if later, then effective on the next business day), (iii) five business days after it has been mailed, or
(iv) one business day after delivery to such nationally recognized courier service.

     15. Miscellaneous.

     Notwithstanding any provision contained in this Note to the contrary, the Maker's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate. This Note shall be binding on the Maker, its successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns.


     IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be signed in its name by its duly authorized officer on the date first above written.




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                                          THE NETWORK CONNECTION, INC.


                                          By: ______________________________
                                                        (Title)


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